ASTOR MACRO ALTERNATIVE FUND

Class A Shares	ASTMX
Class C Shares	ASTGX
Class I Shares	GBLMX

(a series of Northern Lights Fund Trust)

Supplement dated September 2, 2016 (effective at the close of business) to the Statement of Additional Information (“SAI”) dated February 19, 2016

Effective immediately, the following paragraph replaces the section titled “Investment Adviser” on page 34 of the SAI:

Astor Investment Management LLC 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds' investment portfolios. The Adviser is responsible for selecting each Fund's investments according to each Fund's investment objective, policies and restrictions. The Adviser was established in 1994, and also advises individuals and corporations in addition to the Funds. Pursuant to an advisory agreement between the Trust, on behalf of each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund's average daily net assets.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds' investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement for the Astor Active Income Fund, Astor Long/Short Fund and Astor S.T.A.R. Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 26, 2014 and approved by shareholders of each Fund at a special meeting held on June 30, 2014. The Advisory Agreement for Astor Macro Alternative Fund was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on February 25, 2015.

The following table sets forth the annual management fee rate payable by each Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the relevant Fund's average daily net assets:

FUND	Total Management Fee
Astor Long/Short Fund	1.00%
Astor Macro Alternative Fund	1.55%
Astor S.T.A.R. Fund	1.00%

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended July 31, 2013:

FUND	Advisory Fees Paid	Advisory Fees Waived
Astor Long/Short Fund	$350,691	$239,431
Astor S.T.A.R. Fund	$25,269	$25,269

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended July 31, 2014:

FUND	Advisory Fees Paid	Advisory Fees Waived
Astor Long/Short Fund	$528,096	$214,420
Astor S.T.A.R. Fund	$383,219	$157,852

The following table displays the advisory fees that were paid by the Funds during the fiscal period ended July 31, 2015:

FUND	Advisory Fees Paid	Advisory Fees Waived
Astor Long/Short Fund	$1,143,366	$190,724
Astor Macro Alternative Fund	$2,848	$48,038
Astor S.T.A.R. Fund	$1,409,599	$149,764

The Adviser has entered into an expense limitation agreement with each Fund to reduce its fees and to reimburse expenses, at least until November 31, 2017, so Net Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) will not exceed the rates listed in the table below, subject to possible recoupment from the respective Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Fund	Fee Cap	Contractual Period
Astor Long/Short Fund
Class I	1.25%	November 30, 2017
Class R	1.50%	November 30, 2017
Class C	2.25%	November 30, 2017

Class A	1.50%	November 30, 2017
Astor Macro Alternative Fund
Class A	2.10%	November 30, 2017
Class C	2.85%	November 30, 2017
Class I	1.85%	November 30, 2017
Astor S.T.A.R. Fund
Class A	1.50%	November 30, 2017
Class C	2.25%	November 30, 2017
Class I	1.25%	November 30, 2017

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by respective Fund.  Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Funds and of pricing each Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for each Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Funds who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

This Supplement and the existing Prospectus dated February 19, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 19, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-738-0333.